 ______________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

                              ___________________


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 27, 1996

                               __________________

                             AM INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                               __________________


                                    DELAWARE
                        (State or other jurisdiction of
                         incorporation or organization)

          9399 W. HIGGINS ROAD, SUITE 900, ROSEMONT, ILLINOIS 60018
                    (Address of principal executive offices)



               1-683                               34-0054940
       (Commission file number)       (I.R.S. Employer Identification No.)


                              ___________________

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (847) 292-0600
                              ___________________



 _____________________________________________________________________________

Item 2.  Acquisition or Disposition of Assets

On August 27, 1996, AM International, Inc., a Delaware corporation (the "Company"), completed the sale of substantially all of the assets of its Sheridan Systems division ("Sheridan Systems") to Heidelberger Druckmaschinen AG, a corporation organized under the laws of the Federal Republic of Germany ("Heidelberger" or the "Buyer"). The sale was completed pursuant to the terms of the Asset Purchase Agreement dated as of July 9, 1996 among the Company, AM Graphics International Limited and the Buyer, a copy of which is incorporated by reference herein as Exhibit 2 hereto, which provided for the sale of substantially all of the assets and liabilities of Sheridan Systems for proceeds of approximately $50 million. The terms of this sale were determined by arms-length negotiations between the Company and the Buyer. A loss of $16.4 million is anticipated to be recorded in the fourth quarter of the Company's fiscal year ended July 31, 1996, as a result of the transaction.

On August 21, 1996, the Company entered into a definitive agreement with JAC Co., Ltd., a Japanese marketing firm, and its President, Mr. Shigeru Watanabe, for the sale of the 2,148,000 shares of AM Japan Co., Ltd. ("AM Japan") owned by the Company. The Company owns approximately 66.3% of the outstanding shares of AM Japan. The definitive agreement provides for a tender offer for the shares of AM Japan at a price of 575 Yen per share (or approximately $5.33 per share at the prevailing exchange rate as of the date of execution of the definitive agreement) with any shares held by the Company not accepted in the tender offer to be purchased 70 days later. The tender offer is subject to certain customary conditions and is expected to close in late September.

The Company's historical consolidated financial statements have been restated to reflect the sale of Sheridan Systems and its previously divested Multigraphics - International Operations as discontinued operations. The unaudited pro forma financial statements illustrate the effect of certain adjustments to the historical consolidated financial statements that resulted from the sale of Sheridan Systems and the proposed sale of the Company's interest in AM Japan, as if the sales and related transactions had occurred at the beginning of the periods presented for the Consolidated Statements of Income from Continuing Operations and as of April 27, 1996 for the Consolidated Balance Sheet.

Item 7. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma information is filed herewith:

     Pro forma consolidated statement of income from continuing operations (unaudited) for the year ended July 31, 1995

     Pro forma consolidated statement of income from continuing operations (unaudited) for the nine months ended April 27, 1996

     Pro forma consolidated balance sheet (unaudited) as of April 27, 1996

     Pro forma capitalization (unaudited) as of April 27, 1996

     Notes to the pro forma financial statements (unaudited)

(c) Exhibit 2 - Asset Purchase Agreement among AM International, Inc., AM Graphics International Limited and Heidelberger Druckmaschinen AG dated as of July 9, 1996, incorporated herein by reference to Appendix A to the Company's Proxy Statement dated August 2, 1996, filed with the Securities and Exchange Commission on August 1, 1996 (File No. 1-683).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      AM INTERNATIONAL, INC.
                                      (Registrant)


                                      /s/Thomas D. Rooney
                                      ----------------------------------------
                                      Thomas D. Rooney
                                      Vice President and Chief Financial Officer


Date:  September 11, 1996

                             AM INTERNATIONAL, INC.



             UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                           FROM CONTINUING OPERATIONS

                      (IN MILLIONS, EXCEPT PER SHARE DATA)


                                               NINE MONTHS ENDED APRIL 27, 1996                 YEAR ENDED JULY 31, 1995
                                       ---------------------------------------------   -------------------------------------------
                                          (a)                         (d)                 (a)                         (d)
                                        RESTATED  SHERIDAN   SUB-     AM       PRO      RESTATED  SHERIDAN   SUB-     AM       PRO
                                       HISTORICAL SYSTEMS   TOTAL    JAPAN    FORMA    HISTORICAL SYSTEMS   TOTAL    JAPAN    FORMA
                                       ---------- -------   -----   -------   ------   ---------- --------  -----    -----    -----
Revenues                                 $128.2    $   -    $128.2  ($21.3)   $106.9   $191.5      $ -    $191.5  ($34.0)   $157.5
Cost of Sales                              96.6        -      96.6   (16.3)     80.3    138.8        -     138.8   (24.8)    114.0
                                         ------    -----    ------  -------   ------   ------      ---    ------  ------    ------
Gross Margin                               31.6        -      31.6    (5.0)     26.6     52.7        -      52.7    (9.2)     43.5
Operating Expenses:
 Selling, general, and administrative      33.6        -      33.6    (5.8)     27.8     53.4        -      53.4    (8.3)     45.1
 Research, development, and engineering     0.6        -       0.6       -       0.6      1.8        -       1.8       -       1.8
 Unusual income item                          -        -         -       -         -        -        -         -       -         -
                                         ------    -----    ------  -------   ------   ------       ---   ------  ------    ------
  Total operating expenses                 34.2        -      34.2    (5.8)     28.4     55.2        -      55.2    (8.3)     46.9
                                         ------    -----    ------  ------    ------   ------       ---   ------  ------    ------
Operating income (loss)                    (2.6)       -      (2.6)    0.8      (1.8)    (2.5)       -      (2.5)   (0.9)     (3.4)
Non-operating income (expense):
 Interest income                            0.1        -(b)    0.1       -(b)    0.1      0.2        - (b)   0.2       -(b)    0.2
 Interest expense                          (2.7)     0.5(c)   (2.2)      -      (2.2)    (3.4)      0.4(c)  (3.0)      -      (3.0)
 Other income (expense), net               (0.1)       -      (0.1)   (0.2)     (0.3)       -        -         -     0.3       0.3
                                         ------    -----    ------  -------   ------   ------      ---    ------  ------    ------
Income (loss) from continuing
   operations before income taxes          (5.3)     0.5      (4.8)    0.6      (4.2)    (5.7)     0.4      (5.3)   (0.6)     (5.9)
                                         ------    -----    ------  -------   ------   ------      ---    ------  ------    ------
Income tax expense (benefit)                  -        -         -       -         -     (1.5)     0.2 (e)  (1.3)   (0.2)     (1.5)
Net income (loss) from                   ------    -----    ------  -------   ------   ------      ---    ------  ------    ------
   continuing operations                  ($5.3)   $ 0.5     ($4.8)   $0.6     ($4.2)   ($4.2)    $0.2     ($4.0)  ($0.4)    ($4.4)
                                         ======    =====    ======  =======   ======   ======      ===    ======  ======    ======
Net income (loss) per common share from
   continuing operations                 ($0.76)            ($0.68)           ($0.60)  ($0.60)            ($0.57)           ($0.63)
                                         ======    =====    ======  =======   ======   ======      ===    ======  =======   ======

See the accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

                            AM INTERNATIONAL, INC.

                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                             AS OF APRIL 27, 1996

                                (IN MILLIONS)

                                                              ASSETS

                                                               SHERIDAN
                                                               SYSTEMS                                AM JAPAN
                                                              PRO FORMA                               PRO FORMA
                                                             ADJUSTMENTS                             ADJUSTMENTS
                                           RESTATED        -----------------            SUB-      ----------------           PRO
                                         HISTORICAL (f)    DR.            CR.          TOTAL       DR.         CR.           FORMA
                                         --------------   ----           ----         ------      ----         ---           ------
CURRENT ASSETS:
  Cash and cash equivalents                     $5.9      $31.9 (g)         $-          $37.8     $10.0 (o)      $0.9 (p)     $46.9
  Accounts receivable, net                      32.0          -              -           32.0         -           9.5 (p)      22.5
  Inventories, net                              25.9          -              -           25.9         -           3.3 (p)      22.6
  Other current assets                           1.3        3.5 (h)          -            4.8         -           0.1 (p)       4.7
  Net assets of discontinued operations         67.8          -           67.8 (m)          -         -             -             -
                                           ----------   -------         -------        -------    -------       ------        -----
   TOTAL CURRENT ASSETS                        132.9       35.4           67.8          100.5      10.0          13.8          96.7

Property, plant and equipment                   13.3          -              -           13.3         -           0.1 (p)      13.2
Excess reorganization value                      5.1          -              -            5.1         -           5.1 (p)         -
Other assets                                     5.5          -              -            5.5         -           1.3 (p)       4.2
                                           ----------   -------         -------        -------    -------       ------        -----
   TOTAL ASSETS                               $156.8      $35.4          $67.8         $124.4     $10.0         $20.3        $114.1
                                           ==========   =======         =======        =======    =======       ======        =====

                                               LIABILITIES AND SHAREHOLDERS' EQUITY
  CURRENT LIABILTIES
    Short-term borrowings and
     current maturities of long-term debt      $17.2      $10.1 (i)         $-           $7.1        $-            $-          $7.1
    Accounts payable                            24.5        8.0 (j)          -           16.5       6.1 (p)         -          10.4
    Service contract deferred income            13.1          -              -           13.1       0.7 (p)         -          12.4
    Payroll related expenses                    10.7          -              -           10.7       0.5 (p)         -          10.2
    Other current liabilities                   24.5          -            2.1( n)       29.1       0.1 (p)         -          29.0
                                                                           2.5 (l)
                                           ----------   -------         -------        -------    -------       ------        -----
    TOTAL CURRENT LIABILITIES                   90.0       18.1            4.6           76.5       7.4             -          69.1

  Long-term debt                                10.9          -              -           10.9         -             -          10.9
  Other long-term liabilities                   19.5          -              -           19.5       5.5 (p)         -          14.0
                                           ----------   -------         -------        -------    -------       ------        -----
    TOTAL LIABILITIES                          120.4       18.1            4.6          106.9      12.9             -          94.0
                                           ----------   -------         -------        -------    -------       ------        -----

SHAREHOLDERS' EQUITY
  Common stock                                   0.1          -              -            0.1         -             -           0.1
  Capital in excess of par value                35.9          -              -           35.9         -             -          35.9
  Less: Treasury stock                             -          -              -              -         -             -             -
  Warrants                                       0.4          -              -            0.4         -             -           0.4
  Accumulated earnings (deficit)                 0.1       16.4 (k)          -          (18.8)        -           2.6 (q)     (16.2)
                                                            2.5 (l)
  Cumulative translation adjustments            (0.1)         -              -           (0.1)        -             -          (0.1)
                                           ----------   -------         -------        -------    -------       ------        -----
    TOTAL SHAREHOLDERS' EQUITY                  36.4       18.9              -           17.5         -           2.6          20.1
                                           ----------   -------         -------        -------    -------       ------        -----
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY    $156.8      $37.0           $4.6         $124.4     $12.9          $2.6        $114.1
                                           ==========   =======         =======        =======    =======       ======        =====

See the accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

                            AM INTERNATIONAL, INC.

                      UNAUDITED PRO FORMA CAPITALIZATION

                             AS OF APRIL 27, 1996

                                (IN MILLIONS)


                                                                  SHERIDAN SYSTEMS                        AM JAPAN
                                                                 PRO FORMA ADJUSTMENTS              PRO FORMA ADJUSTMENTS
                                                                 ---------------------             -----------------------
                                               RESTATED                                 SUB-                               PRO
                                             HISTORICAL(f)     DR.           CR.       TOTAL        DR.          CR.     FORMA
                                             --------------   -----          -----      ------      -----        -----   ------
SHORT-TERM DEBT:
  Revolving Credit Facility                      $10.1        $10.1 (i)        $-      $ -            $-           $-       $ -
  Current portion of General Unsecured Claims
   & Priority Tax Claims                           6.1            -             -       6.1            -            -        6.1
  Current portion of Capital Leases                1.0            -             -       1.0            -            -        1.0
                                               ---------      -------        -------  --------      -------       ------  -------
TOTAL SHORT-TERM DEBT AND CURRENT
  MATURITIES OF LONG-TERM DEBT                   $17.2        $10.1            $-      $7.1           $-           $-       $7.1
                                               =========      =======        =======  ========      =======       ======  =======

LONG-TERM DEBT
  General Unsecured Claims & Priority Tax         $8.6           $-            $-      $8.6           $-           $-       $8.6
  Claims
  Capital Leases                                   2.3            -             -       2.3            -            -        2.3
                                               ---------      -------        -------  --------      -------       ------  -------
TOTAL LONG-TERM DEBT                             $10.9           $-            $-     $10.9           $-           $-      $10.9
                                               =========      =======        =======  ========      =======       ======  =======

SHAREHOLDER'S EQUITY
  Common Stock                                    $0.1           $-            $-      $0.1           $-           $-       $0.1
  Capital in Excess of Par Value                  35.9            -             -      35.9            -            -       35.9
  Less: Treasury Stock                               -            -             -         -            -            -         -
  Warrants                                         0.4            -             -       0.4            -            -        0.4
  Accumulated Earnings (Deficit)                   0.1         16.4 (k)         -     (18.8)           -           2.6 (q) (16.2)
                                                                2.5 (l)
  Cumulative Translation Adjustments              (0.1)            -            -      (0.1)           -            -       (0.1)
                                               ---------      -------        -------  --------      -------       ------  -------
TOTAL SHAREHOLDER'S EQUITY                       $36.4        $18.9            $-     $17.5           $-          $2.6     $20.1
                                               =========      =======        =======  ========      =======       ======  =======

See the accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

                             AM INTERNATIONAL, INC.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


PRO FORMA CONSOLIDATED STATEMENTS OF INCOME FROM CONTINUING OPERATIONS

(a) The historical information has been restated to reflect the Company's divested AM Multigraphics-International Operations and Sheridan Systems as discontinued operations.

(b) The Company anticipates that it will invest at prevailing rates the net proceeds of the proposed sale of AM Japan and the sale of Sheridan Systems in excess of amounts applied to repay indebtedness and reduce other liabilities. However, no interest income has been reflected relative to the investment of such net proceeds.

(c) Interest expense has been reduced to give effect to the repayment of the Company's revolving credit facility as a result of the proceeds from the sale of Sheridan Systems. The Company's remaining debt is principally the General Unsecured Claims & Priority Tax Claims.

(d) Represents the effects of the proposed sale of AM Japan, a majority owned subsidiary.

(e) The provision for income taxes has been adjusted to reflect the tax deductible portion of the above pro forma adjustments when appropriate.


PRO FORMA CONSOLIDATED BALANCE SHEET AND UNAUDITED PRO FORMA CAPITALIZATION

(f) The historical information has been restated to reflect Sheridan Systems as a discontinued operation. The divestiture of the AM
     Multigraphics-International Operations was reflected in the Company's financial statements in the second quarter of fiscal 1996.

(g) Represents the net proceeds from the sale of Sheridan Systems after the repayment of the Company's revolving credit facility and the expected reduction of trade payables.

(h) Represents the reduction in net assets of discontinued operations from April 27, 1996 to the measurement date (i.e., July 9, 1996 - the date of the Asset Purchase Agreement with Heidelberger) and the anticipated income of the discontinued operation from the measurement date to the disposal date.

(i)  Reflects the repayment of the Company's revolving credit facility.

(j)  Represents the expected reduction of extended trade payables.

(k)  Represents the estimated loss on the sale of Sheridan Systems.

(l) Represents the accrual of certain payments related to change in control agreements with certain executive officers of the Company resulting from the sale of Sheridan Systems.

(m) Represents the reported net assets of Sheridan Systems disposed in conjunction with the sale.

(n) Represents the accrual of certain closing costs associated with the sale of Sheridan Systems.

(o) Represents the proceeds from the proposed sale of AM Japan, net of related selling costs expected to be paid at closing.

(p) Represents the reduction in the reported assets and liabilities to be disposed in connection with the anticipated sale of AM Japan.

(q)  Represents the estimated gain on the proposed sale of AM Japan.